Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Star Gold Corp., a Nevada corporation (the "Company") on Form 10-K-Afor the year ending April 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), David Segelov, Chief Executive Officer of the Company, certifies to the best of his knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Star Gold Corp., and will be retained by Star Gold Corp., and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ DAVID SEGELOV
David Segelov President and Chief Executive Officer December 11, 2012

Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Star Gold Corp. a Nevada corporation (the "Company") on Form 10-K-A for the year ending April 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Kelly J. Stopher, Chief Financial Officer of the Company, certifies to the best of his knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Star Gold Corp.,, and will be retained by Star Gold Corp., and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ KELLY J. STOPHER
Kelly J. Stopher Chief Financial Officer December 11, 2012